UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
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☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☑	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.
LIFEPOINT HOSPITALS, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/13/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice, Proxy Statement for the 2008 Annual Stockholder Meeting and 2007 Annual Report to Stockholders are available at www.proxyvote.com.
To view this material, have the 12-digit Control #(s) available (located on the following page).

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/29/08.
To request material:     Internet: www.proxyvote.com Telephone:     1-800-579-1639 **Email:     sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

LIFEPOINT HOSPITALS, INC.
103 POWELL COURT
SUITE 200
BRENTWOOD, TN 37027

LIFEPOINT HOSPITALS, INC.
Vote By Internet
 To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail To vote by mail you must request a paper copy of the proxy materials and return the proxy card enclosed with the materials.

Vote In Person
 Please check the proxy materials for any special requirements for meeting attendance. At the Annual Meeting you will need to request a ballot to vote these shares.

To request a printed copy of the proxy statement, annual report and form of proxy relating to our future stockholder meetings, visit www.proxyvote.com, telephone 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. You must have available the 12-digit control number described above.

Meeting Location
The Annual Meeting for holders as of 03/17/08 is to be held on 05/13/08 at 3:00 P.M. CDT

at:	Nashville City Center 511 Union Street Suite 2700 Nashville, TN 37219

Meeting Directions:
For directions to the Annual Meeting, please contact Investor Relations at (615) 372-8500. This notice, accompanied by proper form of identification, can serve as your admission ticket.

Voting items
The Board of Directors recommends a vote FOR:
VOTE ON DIRECTORS
1.	Election of the three nominees listed as Class III directors of the Company: Nominees: 01) William F. Carpenter III 02) Richard H. Evans 03) Michael P. Haley

VOTE ON PROPOSALS
2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2008.

3.	Amendment of the Company’s Amended and Restated 1998 Long-Term Incentive Plan.

4.	Amendment to the Company’s Management Stock Purchase Plan.

5.	Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.